SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - November 25, 2003

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	23-2210237
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

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Item 5 Other Events .

Item 5 (c) Exhibits:
    Exhibit 99 - Charter of the Audit Committee of Registrant, Harleysville National Corporation, dated November 25, 2003
    (furnished pursuant to Item 5 hereof).

    On November 25, 2003, The Audit Committee of Harleysville National Corporation amended and restated its charter. The Audit Committee Charter is furnished in this report, pursuant to Item 5 hereof, as Exhibit 99.

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    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

/s/ Walter E. Daller, Jr.
Walter E. Daller, Jr., Chairman, President and Chief Executive Officer
(Principal executive officer)

Dated:  November 25, 2003

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EXHIBIT INDEX

Page
Exhibit 99 - Charter of the Audit Committee of Harleysville National Corporation	4
(furnished pursuant to Item 5 hereof).